                                                                    Exhibit 99.3

                             Active Software, Inc.

   UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined financial statements give effect to the acquisition by Active Software, Inc. (Active or the Company) of all outstanding shares of Alier, Inc. (Alier), TransLink Software, Inc. (TransLink) and Premier Software Technologies, Inc. (Premier) in a transaction accounted for as a purchase.

     The following unaudited pro forma combined financial information presents the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000, giving effect to the acquisition of TransLink and Premier as if it had been consummated on that date. Also presented is the Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000 giving effect to the acquisition of TransLink and Premier and the year ended December 31, 1999, giving effect to the acquisition of Alier, TransLink and Premier as if such acquisition had been consummated as of the beginning of the earliest period presented. The Unaudited Pro Forma Condensed Combined Balance Sheet combines the respective balance sheets of the Company, TransLink and Premier as of March 31, 2000.

     The unaudited pro forma condensed combined information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based on the information available at the date of this filing and are subject to change based on completion of the final purchase price allocation, including completion of third-party appraisals.

     Active Software's condensed consolidated financial information included in these pro forma financial statements is derived from its December 31, 1999 audited consolidated financial statements included in its Form 10-K for the period ended December 31, 1999 filed on March 30, 2000. Alier's condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included in its Form 8-K/A filed on April 24, 2000. TransLink condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included elsewhere in this filing. Premier's condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included in its Form 8-K/A that will be file the same day as TransLink's Form 8-K/A.

             PRO FORMA UNAUDITED CONDENSED COMBINED BALANCE SHEET
                             AS OF MARCH 31, 2000
                                (IN THOUSANDS)


                                                                           TransLink    Premier
                                                     Active                Pro Forma                        Pro Forma    Pro Forma
                                                    Software  TransLink   Adjustments   Subtotal  Premier  Adjustments   Combined
ASSETS

   Current Assets:
      Cash and cash equivalents                       $ 14,938   $   251   $ (4,500) (B) $ 10,689  $     8  $   (500) (F) $ 10,197
      Short-term investments                            16,916         -          -        16,916        -         -        16,916
      Accounts receivable, net                           9,336         -          -         9,336      303         -         9,639
      Prepaid expenses and other current assets          1,631        59          -         1,690       42         -         1,732
                                                      --------   -------   --------      --------  -------  ---------     --------
           Total current assets                         42,821       310     (4,500)       38,631      353      (500)       38,484

      Property and equipment, net                        2,563       225          -         2,788       22         -         2,810
      Long-term marketable securities                    4,500         -          -         4,500        -         -         4,500
      Goodwill and purchased intangibles                44,651         -     82,401  (A)  127,052        -    13,435  (E)  140,487
      Other assets                                       2,281        30          -         2,311        -         -         2,311
                                                      --------   -------   --------      --------  -------  --------      --------
           Total assets                               $ 96,816   $   565   $ 77,901      $175,282  $   375  $ 12,935      $188,592
                                                      ========   =======   ========      ========  =======  ========      ========

LIABILITIES AND STOCKHOLDER' EQUITY (DEFICIENCY)
   Current Liabilities:
      Accounts payable                                   2,166        20          -         2,186       22         -         2,208
      Deferred revenues                                  6,220       248          -         6,468       91         -         6,559
      Other accrued liabilities                          5,552        30        248  (B)    5,830       10       166  (F)    6,006
      Current portion of long-term obligations             609         -          -           609       28         -           637
                                                      --------   -------   --------      --------  -------  --------      --------
           Total current liabilities                    14,547       298        248        15,093      151       166        15,410

   Deferred rent                                             -        68          -            68        -         -            68

   Stock compensation liability                              -         -          -             -    2,768    (2,768) (F)        -

      Notes payable, net of current portion                267         -          -           267        -         -           267

   Stockholders' equity (deficiency)
      Series A convertible preferred stock                   -     1,500     (1,500) (B)        -        -         -             -
      Common stock                                     118,173     2,594     (2,594) (B)  198,336        -    12,993  (F)  211,329
                                                                             80,163  (B)        -        -         -             -
      Deferred stock compensation                       (3,228)    (253)        253  (B)   (3,228)       -         -        (3,228)
      Notes receivable from stockholders                     -      (28)         28  (B)        -        -         -             -
      Accumulated other comprehensive loss                 (39)       -           -           (39)       -         -           (39)
      Accumulated deficit                              (32,904)  (3,614)      3,614  (B)  (35,215)  (2,544)    2,544 (F)   (35,215)
                                                             -        -      (2,311) (B)        -        -         -             -
                                                      --------  -------    --------      --------  -------  --------      --------
           Total stockholders' equity (deficiency)    $ 82,002      199      77,653       159,854   (2,544)   15,537       172,847
                                                      --------  -------    --------      --------  -------  --------      --------
           Total liabilities and stockholders'
             equity (deficiency)                      $ 96,816  $   565    $ 77,901      $175,282  $   375  $ 12,935      $188,592
                                                      ========  =======    ========      ========  =======  ========      ========

  See accompanying notes to unaudited pro forma condensed combined financial statements

                             Premier and Translink
        PRO FORMA UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2000
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                            TransLink                                                Premier
                                    Active                  Pro Forma                              Pro Forma        Pro Forma
                                   Software    TransLink   Adjustments    Subtotal     Premier    Adjustments        Combined
Revenues:
License                              $10,170       $  31   $       -       $ 10,201        $ 43   $       -          $ 10,244
 Service                               3,425          33             -        3,458         399             -           3,857
                                     -------       -----   -----------     --------        ----   -----------        --------
 Total revenues                       13,595          64             -       13,659         442             -          14,101

Costs of revenues:
License                                  404           1             -          405          27             -             432
Service                                2,566           7             -        2,573         167             -           2,740
                                     -------       -----   -----------     --------        ----   -----------        --------
 Total cost of revenues                2,970           8             -        2,978         194             -           3,172
                                     -------       -----   -----------     --------        ----   -----------        --------
Gross profit                          10,625          56             -       10,681         248             -          10,929

Operating expenses:
Research and development               2,640         231             -        2,871          27             -           2,898
Sales and marketing                    7,991         110             -        8,101          88             -           8,189
General and administrative             1,212         200             -        1,412          42             -           1,454
Amortization of deferred
 stock compensation                      302          17             -          319         131             -             450
Amortization of goodwill
 and intangibles                       2,018           -         7,705  (C)   9,723           -         1,435  (G)     11,158
Purchased in-process
 technology                            2,737           -             -        2,737           -             -           2,737
                                     -------       -----   -----------     --------        ----   -----------        --------
 Total operating expenses             16,900         558         7,705       25,163         288         1,435          26,886
                                     -------       -----   -----------     --------        ----   -----------        --------
Loss from operations                  (6,275)       (502)       (7,705)     (14,482)        (40)       (1,435)        (15,957)
Other income (expense):
Interest income                          533           7           (56) (D)     484           1            (7) (H)        478
Interest and other expense, net          (53)          -             -          (53)          -             -             (53)

                                     -------       -----   -----------     --------        ----   -----------        --------
 Total other income (expense), net       480           7           (56)         431           1            (7)            425
                                     -------       -----   -----------     --------        ----   -----------        --------
Loss before income taxes              (5,795)       (495)       (7,761)     (14,051)        (39)       (1,442)        (15,532)
Income tax provision                       -           -             -            -          28             -              28
                                     -------       -----   -----------     --------        ----   -----------        --------
Net loss                             $(5,795)      $(495)      $(7,761)    $(14,051)       $(67)      $(1,442)       $(15,560)
                                     =======       =====   ===========     ========        ====   ===========        ========
Basic and diluted net loss
 per share                           $ (0.25)                                                                        $  (0.64)
                                     =======                                                                         ========
Shares used in computing basic
 and diluted net loss per share       23,560                                                                           24,477
                                     =======                                                                         ========

  See accompanying notes to unaudited pro forma condensed combined financial statements

                             Premier & TransLink
        PRO FORMA UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1999
                                (IN THOUSANDS)

                                                              Pro Forma
                               Active                       Effects of Alier    Pro Forma
                              Software          Alier         Acquisition       Combined       TransLink
Revenues:
 License                       $ 20,491        $   421       $         -         $ 20,912        $   120
 Service                          6,952          1,187                 -            8,139             73
                               --------        -------       -----------         --------        -------
   Total revenues                27,443          1,608                 -           29,051            193

Costs of revenues:
 License                          1,376            196                 -            1,572             13
 Service                          6,409          1,049                 -            7,458             41
                               --------        -------       -----------         --------        -------
   Total cost of revenues         7,785          1,245                 -            9,030             54
                               --------        -------       -----------         --------        -------
Gross profit                     19,658            363                 -           20,021            139

Operating expenses:
 Research and development         6,780            174                 -            6,954            680
 Sales and marketing             18,821            540                 -           19,361            363
 General and administrative       3,076            794                 -            3,870            376
 Amortization of deferred
   stock compensation             1,170          1,911                 -            3,081             42
 Amortization of goodwill
   and intangibles                    -              -            16,129      (I)  16,129              -
                               --------        -------       -----------         --------        -------
   Total operating expenses      29,847          3,419            16,129           49,395          1,461
                               --------        -------       -----------         --------        -------
Loss from operations            (10,189)        (3,056)          (16,129)         (29,374)        (1,322)
Other income (expense):
 Interest income                    960              2                 -              962             33
 Interest and other
    expense, net                   (138)           (85)                -             (223)          (417)
                               --------        -------       -----------         --------        -------
   Total other income
    (expense), net                  822            (83)                -              739           (384)
                               --------        -------       -----------         --------        -------
Loss before income taxes         (9,367)        (3,139)          (16,129)         (28,635)        (1,706)

Income tax provision                  -             21                 -               21              -
                               --------        -------       -----------         --------        -------
Net loss                       $ (9,367)       $(3,160)      $   (16,129)        $(28,656)       $(1,706)
                               ========        =======       ===========         ========        =======
Basic and diluted net loss
 per share                     $  (0.79)                                         $  (2.34)
                               ========                                          ========
Shares used in computing
 basic and diluted
 net loss per share              11,851                                            12,242
                               ========                                          ========

                                  TransLink                                         Premier
                                  Pro Forma                                        Pro Forma            Pro Forma
                                  Adjustments        Subtotal      Premier        Adjustments           Combined
Revenues:                         $         -        $ 21,032       $   129       $         -           $ 21,161
 License                                    -           8,212         1,381               (69) (J)         9,524
 Service                          -----------        --------       -------       -----------           --------
                                            -          29,244         1,510               (69)            30,685
   Total revenues

Costs of revenues:                          -           1,585           109                 -              1,694
 License                                    -           7,499           646                 -              8,145
 Service                          -----------        --------       -------       -----------           --------
                                            -           9,084           755                 -              9,839
   Total cost of revenues         -----------        --------       -------       -----------           --------
                                            -          20,160           755               (69)            20,846
Gross profit

Operating expenses:                         -           7,634           104               (69) (J)         7,669
 Research and development                   -          19,724           350                 -             20,074
 Sales and marketing                        -           4,246           243                 -              4,489
 General and administrative
 Amortization of deferred                   -           3,123         1,278                 -              4,401
  stock compensation
 Amortization of goodwill              30,820    (C)   46,949            -              5,740  (G)        52,689
  and intangibles                 -----------        --------       -------       -----------           --------
                                       30,820          81,676         1,975             5,671             89,322
   Total operating expenses       -----------        --------       -------       -----------           --------
                                      (30,820)        (61,516)       (1,220)           (5,740)           (68,476)
Loss from operations
Other income (expense):                  (225)   (D)      770             9               (25) (H)           754
Interest income
Interest and other                          -            (640)            -                 -               (640)
 expense, net                     -----------        --------       -------       -----------           --------

   Total other income                    (225)            130             9               (25)               114
    (expense), net                -----------        --------       -------       -----------           --------
                                      (31,045)        (61,386)       (1,211)           (5,765)           (68,362)
Loss before income taxes
                                            -              21            25                 -                 46
Income tax provision              -----------        --------       -------       -----------           --------
                                   $  (31,045)       $(61,407)      $(1,236)      $    (5,765)          $(68,408)
Net loss                          ===========        ========       =======       ===========           ========

Basic and diluted net loss
 per share                                                                                              $  (5.20)
                                                                                                        ========
Shares used in computing
 basic and diluted                                                                                        13,159
 net loss per share                                                                                     ========

  See accompanying notes to unaudited pro forma condensed combined financial
                                  Statements

                             Active Software, Inc.
                       NOTES TO THE UNAUDITED PRO FORMA
                   CONDENSED COMBINED FINANCIAL INFORMATION


Translink

     The total purchase price of TransLink reflects a cash payment of $4.5 million and the issuance of 796,363 shares of Active's common stock and the assumption of options to purchase 43,041 shares of Active's common stock. The total purchase price was determined as follows (in thousands):


Value of Active Software common stock and options      $80,163
Cash payment                                             4,500
Other direct acquisition expenses                          248
                                                       -------
                                                       $84,911
                                                       =======

     The total purchase price of the TransLink acquisition will be allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $84.9 million will be assigned to the assets acquired as follows (in thousands):

Tangible net assets acquired                      $   199
Acquired in-process research and development        2,311
Trained and assembled workforce                     1,007
License Agreements                                  4,351
Non-compete agreements                              2,923
Favorable Lease Terms                                 425
Goodwill                                           73,695
                                                  -------
                                                  $84,911
                                                  =======

      We expect to allocate approximately $2.3 million of the purchase price to TransLink's in-process research and development, which will be expensed upon consummation of the merger as it has not reached technological feasibility and, in the opinion of management, has no alternative future use. The estimated amount is subject to adjustment based upon completion of third-party appraisals. This amount has not been reflected in the accompanying pro forma statements of operations as it is a nonrecurring charge, but has been reflected as an adjustment to accumulated deficit in the accompanying pro forma balance sheet.


Premier

     The total purchase price of Premier reflects a cash payment of $500,000 and the issuance of 121,308 shares of Active Software's common stock and options to purchase 11,548 shares of Active Software's common stock. The total purchase price was determined as follows (in thousands):


Value of Active Software common stock and options      $12,993
Cash payment                                               500
Other direct acquisition expenses                          166
                                                       -------
                                                       $13,659
                                                       =======


     The total purchase price of the Premier acquisition will be allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $13.7 million will be assigned to the assets acquired as follows (in thousands):

Tangible net assets acquired                      $   224
Trained and assembled workforce                       475
License Agreements                                  1,891
Goodwill                                           11,069
                                                  -------
                                                  $13,659
                                                  =======

     Pro forma adjustments are as follows:

(A) To reflect allocation of purchase price to goodwill and other intangible assets of approximately $82.4 million identified in the purchase price allocation resulting from the acquisition of TransLink.

(B) To reflect the purchase price paid as follows: issuance of our common stock and options valued at approximately $80.2 million, a cash payment of $4.5 million and acquisition-related expenses of approximately $248,000 and eliminate TransLink's stockholders' equity, offset by acquired in-process research and development of $2.3 million.

(C) To reflect the amortization of estimated goodwill and other intangibles resulting from the acquisition of TransLink. The intangible assets will be amortized ratably over an estimated useful life by type as follows:

          Trained and assembled workforce                  3 years
          License agreements                               1 year
          Non-compete agreements                           2 years
          Favorable lease terms                            4 years
          Goodwill                                         3 years

(D) Adjustment to record a decrease in interest income to reflect cash used for the acquisition of TransLink. The reduction in interest income is recorded assuming a rate of 5.0% per annum.

(E) To reflect allocation of purchase price to goodwill and other intangible assets of approximately $13.4 million identified in the purchase price allocation resulting from the acquisition of Premier.

(F) To reflect the purchase price paid as follows: issuance of our common stock and options valued at approximately $13.0 million, a cash payment of $500,000 and acquisition-related expenses of approximately $166,000 and eliminate Premier's stockholders' equity.

(G) To reflect the amortization of estimated goodwill and other intangibles resulting from the acquisition of Premier. The intangible assets will be amortized ratably over an estimated useful life by type as follows:

          Trained and assembled workforce                  3 years
          License agreements                               1 year
          Goodwill                                         3 years

(H) Adjustment to record a decrease in interest income to reflect cash used for the acquisition of Premier. The reduction in interest income is recorded assuming a rate of 5.0% per annum.

(I) To reflect the amortization of estimated goodwill and other intangibles resulting from the acquisition of Alier. The intangible assets will be amortized ratably over an estimated useful life by type as follows:

          Trained and assembled workforce                  3 years
          License agreements                               1 year
          Non-compete agreements                           2 years
          Goodwill                                         3 years

(J)  Adjustment to eliminate the intercompany sales for Premier.